EXHIBIT 4.4

                                OFFICERS' CERTIFICATE
                        (UNDER SECTION 301 OF THE INDENTURE OF
                 PP&L CAPITAL FUNDING, INC. AND PP&L RESOURCES, INC.)


                    The undersigned               , President of PP&L
                                    --------------
          CAPITAL FUNDING, INC. (the "Company"), in accordance with Section 301 of the Indenture, dated as of November 1, 1997, as heretofore supplemented (the "Indenture", capitalized terms used herein and not defined herein having the meanings specified in the Indenture), of the Company and PP&L RESOURCES, INC. (the "Guarantor"), to The Chase Manhattan Bank, as Trustee (the "Trustee"), does hereby establish for the series of Securities
          established in Supplemental Indenture No.   , dated as of
                                                    --
                           (the "Supplemental Indenture"), the following
          ----------------
          terms and characteristics (the lettered clauses set forth below corresponding to the lettered clauses of Section 301 of the
          Indenture), and the undersigned              , Treasurer of the
                                          -------------
          Guarantor, does hereby approve of such terms and characteristics on behalf of the Guarantor:

                    (a) the title of the Securities of such series shall be
                    "                 , Series   " (the "Notes");
                     -----------------         --

                    (b) the aggregate principal amount of Notes which may be authenticated and delivered under the Indenture
                    shall be limited to $           , except as
                                         -----------
                    contemplated in Section 301(b) of the Indenture;

                    (c) interest on the Notes shall be payable to the Person or Persons in whose names the Notes are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the forms, attached hereto and hereby authorized and approved, of Fixed Rate Note (as hereinafter defined) and Floating Rate Note (as hereinafter defined);

                    (d) the date or dates on which the principal of the Notes shall be payable shall be determined at the time of sale of the Notes, or any Tranche thereof, by the proper officers of the Company pursuant to the Administrative Procedures (the "Administrative Procedures") attached as Schedule C to the Distribution
                    Agreement dated                   among the Company,
                                    -----------------
                    the Guarantor,
                                   --------------------------------
                                            and certain other Agents named
                    -----------------------
                    therein; provided, however, that in no event shall any Note have a Stated Maturity that is less than nine months or more than 40 years;

                    (e) the Notes, or any Tranche thereof, may bear interest at a fixed rate (any such Note being hereinafter called a "Fixed Rate Note") [or at a floating rate (any such Note being hereinafter called a "Floating Rate note"), in each case] as determined by the proper officers of the Company as follows (it being understood that rates may vary among individual Notes, but that, unless and until Board Resolutions of the Guarantor and the Company shall otherwise provide, the interest rate on any Fixed Rate Note shall not exceed
                    [      %] per annum, [and each Floating Rate Note shall
                     ------
                    bear interest at a rate or rates related to an ascertainable market-based rate)]: there shall be determined by the proper officers of the Company and communicated to the Trustee by Company Order, or by the proper officers of the Company pursuant to the Administrative Procedures, at the time of sale of the Notes or any Tranche thereof, (1) in the case of Fixed Rate Notes, the interest rate or rates, and (2) [in the case of Floating Rate Notes, whether such Note is a Regular Floating Rate Note, an Inverse Floating Rate Note, or a Floating Rate/Fixed Rate Note, the Initial Interest Rate, the Interest Rate Basis (which shall be the CMT Rate, the Commercial Paper Rate, the Prime Rate, LIBOR, the Federal Funds Rate, the Treasury Rate or any other Interest Rate Basis determined at the time of sale of the Notes or Tranche thereof), the Maximum Interest Rate, if any, the Minimum Interest Rate, if any, the Interest Reset Period, the Interest Reset Dates, the Index Maturity, the Spread, if any, the Spread Multiplier, if any, if such Note is a LIBOR Note, the Designated LIBOR Page, any other terms relating to the determination of the interest rates on the Floating Rate Notes, and, if applicable, any Fixed Interest Rate Commencement Date and Fixed Interest Rate (each of such terms being referred to in the form of Floating Rate Note attached hereto)]; interest shall accrue on any Note from the Original Issue Date specified in such Note or the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payments Dates for the Fixed
                    Rate Notes shall be             and          , and the
                                        -----------     ---------
                    Regular Record Dates with respect to such Interest
                    Payment Dates shall be            and             ,
                                           ----------     ------------
                    respectively (whether or not a Business Day) or shall be, in each case, such dates as shall be determined by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedures; [the Interest Payment Dates on Floating Rate Notes shall be determined at the time of sale of the Notes or Tranche thereof by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedures, and the Regular Record Date with respect to each such Interest Payment Date shall be the fifteenth calendar day immediately preceding such Interest Payment Date (whether or not a Business Day); and interest on Floating Rate Notes which employ the CMT Rate or the Treasury Rate as the Interest Rate Basis shall be computed on the basis of the actual number of days in the year];

                    (f) the Corporate Trust Office of the Trustee in New York, New York shall be the office or agency of the Company at which the principal of and premium, if any, and interest, on the Notes shall be payable, at which registration of transfer and exchange of Notes may be effected and at which notices and demands to or upon the Company or the Guarantor in respect of the Notes or any Tranche thereof and the Indenture may be served; provided, however, that the Company and the Guarantor each reserve the right to change, by one or more Officer's Certificates supplemental to this Officer's Certificate, any such office or agency; and provided, further, that the Company and the Guarantor each reserve the right to designate, by one or more Officer's Certificates supplemental to this Officer's Certificate, its principal office in Allentown, Pennsylvania or the office of the Guarantor or the Guarantor's subsidiary, PP&L, Inc. in Allentown, Pennsylvania, as any such office or agency; the Trustee shall be the Security Registrar and Paying Agent for the Notes; provided, that the Company and the Guarantor reserve the right, by one or more Officer's Certificates supplemental to this Officer's Certificate, to designate any additional Security Registrar or Paying Agent (which in each case, may be the Company, the Guarantor or any Affiliate of either of them) and to remove any Security Registrar or Paying Agent;

                    (g) the Notes, or any Tranche thereof, shall be redeemable, in whole or in part, at the option of the Company as and to the extent so determined at the time of sale of the Notes or any Tranche thereof by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedures;

                    (h) the obligation, if any, of the Company to redeem or purchase or repay the Notes or any Tranche thereof pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which, such Notes or Tranche thereof shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligations shall be determined at the time of sale of the Notes or any Tranche thereof, by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedures; and no notice of redemption as contemplated by Section 404 of the Indenture shall be required in the case of any mandatory redemption or repayment at the option of the Holder; in connection with any repayment at the option of the Holder, the Company will comply with the applicable requirements, if any, of
                    Section 14(e) of the Exchange Act and the rules of the Commission promulgated thereunder, and any other securities laws or regulations in connection with any such repayment;

                    (i) the Notes shall be issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000 or in such other denominations as shall be determined at the time of sale of the Notes or any Tranche thereof by the proper officers of the Company and communicated to the Trustee by Company Order, or determined by the proper officers of the Company pursuant to the Administrative Procedures;

                    (j)  [not applicable];

                    (k)  [not applicable];

                    (l)  [not applicable];

                    (m) see clause (e) with respect to the interest rate or rates on Floating Rate Notes;

                    (n) [not applicable]; provided, however, that the Company reserves the right to provide by one or more Officer's Certificates supplemental to this Officer's Certificate for the issuance of Discount Securities and the terms thereof as contemplated by Section 301(n) of the Indenture;

                    (o) [not applicable]; provided, however, that the Company reserves the right to make, by one or more Officer's Certificates supplemental to this Officer's Certificate, any additional covenants of the Company for the benefit of the Holders of the Notes or any Tranche thereof, or any additional Events of Default with respect to all or any series of Securities Outstanding;

                    (p)  [not applicable];

                    (q) the only obligations or instruments which shall be considered Eligible Obligations in respect of the Notes shall be Government Obligations; and the provisions of
                    Section 701 of the Indenture and Section 2 of the Supplemental Indenture shall apply to the Notes;

                    (r) [the Notes, or any Tranche thereof, may be issued in global form (the "Global Notes") and the depository for the Global Notes shall initially be The Depository Trust Company ("DTC"); provided, that the Company reserves the right to provide for another depository, registered as a clearing agency under the Exchange Act, to act as depository for the Global Notes (DTC and any such successor depository, the "Depository"); beneficial interests in Notes issued in global form may not be exchanged in whole or in part for individual certificated Notes in definitive form, and no transfer of a Global Note in whole or in part may be registered in the name of any Person other than the Depository or its nominee except that (i) if the Depository (A) has notified the Company that it is unwilling or unable to continue as depository for the Global Notes or (B) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depository is not appointed by the Company within 90 days after such notice or cessation, or (ii) the Company elects to discontinue use of the system of book-entry transfers through the Depository and elects not to appoint a successor depository for such Global notes, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver Notes in definitive certificated form in an aggregate principal amount equal to the principal amount of the Global Note representing such Notes in exchange for such Global Note, such definitive Notes to be registered in the names provided by the Depository; each Global Note (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Notes to be represented by such Global Note, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository, its nominee, any custodian for the Depository or otherwise pursuant to the Depository's instruction and (iv) shall bear a legend restricting the transfer of such Global Note to any person other than the Depository or its nominee; none of the Company, the Trustee, any Paying Agent or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests];

                    (s)  [not applicable];

                    (t) reference is made to clause (r) above; no service charge shall be made for the registration of transfer or exchange of Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

                    (u) in lieu of Section 113 of the Indenture, the following provisions shall apply: in the case of any Fixed Rate Note, if any Interest Payment Date, Redemption Date or other Stated Maturity (as specified in such Fixed Rate Note) shall not be a Business Day (as defined in the form of Fixed Rate Note attached hereto), payment of amounts due thereon on such date may be made on the next succeeding Business Day (as defined in the form of Fixed Rate Note attached hereto), and, if such payment is made or duly provided for on such next succeeding Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day; [in the case of any Floating Rate Note, (a) if any Interest Payment Date (as specified in such Floating Rate Note), other than the Maturity, would otherwise be a day that is not a Business Day (as defined in the Form of Floating Rate Note attached hereto), such Interest Payment Date will be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day, and (b) if the Maturity falls on a day that is not a Business Day, payment of the amounts due thereon on such date may be made on the next succeeding Business Day as if made on the date such payment was due and no interest shall accrue on such amount due for the period from and after the Maturity to the date of such payment on the next succeeding Business Day];

                    (v) the Notes shall be entitled to the benefits of Article Fourteen of the Indenture and the Guarantees to be endorsed on the Notes shall be substantially in the form established in the Supplemental Indenture;

                    (w) the Notes shall be substantially in the forms of Fixed Rate Note and Floating Rate Note attached hereto and hereby authorized and approved and shall have such further terms as are set forth in such forms.

                    IN WITNESS WHEREOF, we have hereunto signed our names
          this     th day of               .
                             --------------



                                        ----------------------------------
                                        Name:
                                        Title:


                                        ----------------------------------
                                        Name:
                                        Title:

                                                    FORM OF FIXED RATE NOTE


               (SEE LEGEND AT THE END OF THIS SECURITY FOR RESTRICTIONS
                           ON TRANSFER AND CHANGE OF FORM)


                              PP&L CAPITAL FUNDING, INC.
                                             , SERIES
                             ----------------         --


                Unconditionally Guaranteed as to Payment of Principal,
                           Premium, if any, and Interest by

                                 PP&L RESOURCES, INC.

          Original Issue Date:               Redeemable: Yes   No
                                                            --   --

          Stated Maturity:                     Initial Redemption Date:

          Interest Rate:                       Initial Redemption Price:

          Interest Payment Dates:              Annual Redemption Percentage
                                                   Reduction:  %

          Issue Price (%):                   Repayable at Option of the
                                                   Holder:  Yes   No
                                                               --   --

          Regular Record Dates:                 Option Repayment Date(s):

                                                Repayment Price:  100%


                   This Security is not a Discount Security within
                    the meaning of the within-mentioned Indenture
                   -----------------------------------------------


          Principal Amount                             No.
          $                                            CUSIP


               PP&L CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises
          to pay to                               , or  registered assigns,
          the principal sum of
                                                              DOLLARS on
          the Stated Maturity specified above, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date; provided, that if the Original Issue Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Issue Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date; and provided, further, that interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full calendar month, on the basis of actual days elapsed during such period.

               Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the corporate trust office of The Chase Manhattan Bank in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee or other Paying Agent and such Person and (b) if such Person is a Holder of $10,000,000 or more in aggregate principal amount of Securities of this series such payment may be in immediately available funds by wire transfer to such account as may have been designated in writing by the Person entitled thereto as set forth herein in time for the Paying Agent to make such payments in accordance with its normal procedures. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York not less than fifteen calendar days prior to the applicable payment date and, unless revoked by written notice to the Trustee received on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further interest payments (other than interest payments at Maturity) with respect to this Security payable to such Holder. Payment of the principal of and premium, if any, and interest, if any, on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               This  Security  is  one  of  a  duly   authorized  issue  of
          securities of the Company (herein called the "Securities"), issued and issuable in one or more series under an Indenture, dated as of November 1, 1997 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), among the Company, PP&L Resources, Inc., as Guarantor (herein called the "Guarantor," which term includes any successor under the Indenture) and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Guarantor, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

               If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such next succeeding Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

               If, as specified above, this Security is redeemable, this Security is subject to redemption at any time on or after the Initial Redemption Date specified above, in whole or in part in increments of $1,000, at the election of the Company, at the applicable redemption price (as described below) plus accrued interest to the date fixed for redemption. Such redemption price shall be the Initial Redemption Price specified above for the twelve-month period commencing on the Initial Redemption Date and shall decline for the twelve-month period commencing on each anniversary of the Initial Redemption Date by a percentage of principal amount equal to the Annual Redemption Percentage Reduction specified above until such redemption price is 100% of the principal amount of this Security to be redeemed.

               [Insert provisions, if any, for redemption pursuant to a sinking fund or other mandatory redemption provisions.]

               Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

               In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

               If  this  Security is  specified on  the  face hereof  to be repayable at the Option of the Holder, this Security will be so repaid in whole or in part in increments of $1,000, provided that the remaining principal amount of any Security surrendered for partial repayment shall be at least $1,000, on any Option Repayment Date (as stated on the face hereof), at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Security to be repaid, the Company must receive at the applicable address of the Trustee set forth below, or at such other place or places of which the Company shall from time to time notify the Holder of this Security, on or before the thirtieth, but not earlier than the sixtieth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Trustee on behalf of the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Security and form duly completed are received by the Trustee on behalf of the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is The Chase Manhattan Bank, Attention:
          Corporate Trustee Administration Department, 450 West 33rd Street, New York, New York 10001 (or, at such other places as the Company shall notify the Holders of the Securities). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding.

               If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein and herein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest, if any, on this Security when due.

               The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company or the Guarantor under the Indenture and on the Securities (or the Guarantees endorsed thereon, as the case may be) and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances, from such obligations.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of The Chase Manhattan Bank in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Chase Manhattan Bank in New York, New York or such other office or agency as may be designated by the Company from time to time.

               The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes (subject to Sections 305 and 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

               As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York or other city in which is located any Paying Agent for the Securities of this series. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, any Guarantees or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future of the Company or the Guarantor or of any predecessor or successor of either of them (either directly or through the Company or the Guarantor, as the case may be, or a predecessor or successor of either of them), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Security and the Guarantee endorsed hereon are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Security and such Guarantee.

               Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             PP&L CAPITAL FUNDING, INC.

          [SEAL]                             By:
                                                --------------------------
                                                            [Title]


          Attested:

          By:
             --------------------------
          [Title]




                                      GUARANTEE

                    PP&L Resources, Inc., a corporation organized under the
               laws of the Commonwealth of Pennsylvania (the "Guarantor", which term includes any successor under the Indenture (the "Indenture"), referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture. In case of the failure of PP&L Capital Funding, Inc., a corporation organized under the laws of the State of Delaware (the "Company," which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                    The   Guarantor  hereby  agrees  that  its  obligations
               hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

                    The Guarantor hereby waives the benefits  of diligence,
               presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Guarantee. This Guarantee shall constitute a guaranty of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                    The obligations of the Guarantor hereunder with respect
               to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

                    The Guarantor  shall be subrogated to all rights of the
               Holder of such Security upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on all Securities issued under the Indenture shall have been paid in full.

                    This Guarantee  shall remain  in full force  and effect
               and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

                    This Guarantee shall not be valid or obligatory for any
               purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

                    All terms  used in this Guarantee which  are defined in
               such Indenture shall have the meanings assigned to them in such Indenture.

                    This Guarantee  shall be deemed  to be a  contract made
               under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                    IN  WITNESS  WHEREOF,  the  Guarantor  has caused  this
               Guarantee to be executed as of the date first written above.

                                             PP&L RESOURCES, INC.


                                             By:
                                                ---------------------------




                            CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


          Dated:                             THE CHASE MANHATTAN BANK
                -----------------------        AS TRUSTEE


                                               By:
                                                  ---------------------------
                                                       Authorized Officer

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE TO BE ISSUED IS
          REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY AMOUNT PAYABLE THEREUNDER IS MADE PAYABLE TO CEDE & CO. OR SUCH OTHER NAME), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATED SECURITIES REGISTERED IN THE NAMES OF THE
          VARIOUS BENEFICIAL HOLDERS HEREOF AS THEN CERTIFIED TO THE COMPANY AND THE TRUSTEE BY THE DEPOSITARY OR A SUCCESSOR
          DEPOSITARY, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO ITS NOMINEE OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR
          DEPOSITARY  OR  A NOMINEE  OF  SUCH SUCCESSOR  DEPOSITARY.   THIS
          SECURITY MAY BE EXCHANGED FOR CERTIFICATED SECURITIES REGISTERED IN THE NAMES OF THE VARIOUS BENEFICIAL OWNERS HEREOF ONLY IF (a) THE DEPOSITARY (i) HAS NOTIFIED THE COMPANY THAT IT IS UNWILLING OR UNABLE TO CONTINUE AS DEPOSITARY OR (ii) HAS CEASED TO BE A CLEARING AGENCY REGISTERED UNDER THE EXCHANGE ACT, AND, IN EITHER CASE, A SUCCESSOR DEPOSITARY IS NOT APPOINTED BY THE COMPANY WITHIN 90 DAYS, OR (b) THE COMPANY ELECTS TO ISSUE CERTIFICATED SECURITIES TO BENEFICIAL OWNERS (AS CERTIFIED TO THE COMPANY AND THE TRUSTEE BY THE DEPOSITARY OR A SUCCESSOR DEPOSITARY) OF ALL SECURITIES OF THE SERIES DESIGNATED ABOVE.


                                  ------------------

                              OPTION TO ELECT REPAYMENT
                   [TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                      AT THE OPTION OF THE HOLDER AND THE HOLDER
                           ELECTS TO EXERCISE SUCH RIGHTS]


          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

          -----------------------------------------------------------------

          -----------------------------------------------------------------
              (Please print or type name and address of the undersigned)

          For this Security to be repaid the Company must receive at the Corporate Trust Office of the Trustee in The City of New York or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, on or before the thirtieth, but not earlier than the sixtieth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Security, with this "Option to Elect Repayment" form duly completed, or
          (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Security to be repaid with this form duly completed will be received by the Trustee on behalf of the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Security and form duly completed are received by the Trustee on behalf of the Company by such fifth Business Day). Exercise of the repayment option by the Holder shall be irrevocable.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the Holder elects to have
          repaid:                                                         ;
                 ---------------------------------------------------------
          and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid):

                                                  Date:
          -------------------------------------        --------------------
          Notice: The signature to this Option
          to Elect Repayment must correspond
          with the name as written upon the
          face of the Security in every partic-
          ular without alteration or enlargement
          or any other change whatsoever.

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


          -----------------------------------------------------------------
              [please insert social security or other identifying number of assignee]


          -----------------------------------------------------------------
              [please print or typewrite name and address of assignee]


          -----------------------------------------------------------------

          the within Security of PP&L CAPITAL FUNDING, INC. and does hereby
          irrevocably constitute and appoint                               ,
                                             ------------------------------
          Attorney,  to  transfer  said  Security   on  the  books  of  the
          within-mentioned Company, with full power of substitution in the premises.



          Dated:
                ---------------



                            ------------------------------


          Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

                                                 FORM OF FLOATING RATE NOTE


               (SEE LEGEND AT THE END OF THIS SECURITY FOR RESTRICTIONS
                           ON TRANSFER AND CHANGE OF FORM)

                              PP&L CAPITAL FUNDING, INC.
                                             , SERIES
                             ----------------         --


                Unconditionally Guaranteed as to Payment of Principal,
                           Premium, if any, and Interest by

                                 PP&L RESOURCES, INC.


     Original Issue Date:                  Interest Payment Dates:
     Stated Maturity:                      Regular Record Dates:
     Issue Price (%):                      Initial Interest Reset Date:
     Designation:                          Interest Reset Dates:
     -- Regular Floating Rate Note:        Interest Reset Period:
     -- Floating Rate/Fixed Rate Note:     Index Maturity:
        Fixed Rate Commencement Date:      Spread (expressed in
        Fixed Interest Rate:                    basis points): +/-
     -- Inverse Floating Rate Note:        Calculation Agent:
        Fixed Interest Rate:               Day Count Convention:
     Initial Interest Rate:                -- Actual/360 for the period from
     Interest Rate Basis:                                  to
     -- CMT Rate:                          ---------------    --------------
        Designated CMT Maturity Index:     -- Actual/Actual for the period from
        Designated CMT Telerate Page:                      to
     -- Commercial Paper Rate:             ---------------    --------------
     -- Federal Funds Rate:                --30/360 for the period from
     -- LIBOR:                                             to
        Designated LIBOR Page:             ---------------    --------------
          LIBOR Reuters                    Spread Multiplier:
                        --                 Redeemable: Yes    No
          LIBOR Telerate                                  --    --
                        --                    Initial Redemption Date:
     -- Prime Rate:                           Initial Redemption Price:
     -- Treasury Rate:                        Annual Redemption Percentage
     Two or More Interest Rate Bases:           Reduction:
          Yes    No                        Repayable at Option of the Holder:
             --    --                         Yes    No
        Specify calculation of                   --    --
          interest factor:                    Option Repayment Dates(s):
     Maximum Interest Rate:                   Repayment Price:  100%
     Minimum Interest Rate:                Other/Additional Provisions:
     Interest Payment Period:


                   This Security is not a Discount Security within
                    the meaning of the within-mentioned Indenture
                   -----------------------------------------------

          Principal Amount                                   No.
          $                                                  CUSIP


               PP&L CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received,
          hereby promises to pay to                               ,
          or registered assigns, the principal sum of
                                                                    DOLLARS
          on the Stated Maturity specified above, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly, quarterly, semi-annually or annually, as specified above for the Interest Payment Period, in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Issue Date specified above, and at Maturity, until the principal hereof is paid or duly provided for. Except as otherwise provided herein, the rate of interest to be so paid shall be the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined, in accordance with the provisions for determination of interest rates below, by reference to the Interest Rate Basis or Bases specified above, plus or minus the Spread, if any, specified above and/or multiplied by the Spread Multiplier, if any, specified above. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing,
          (a) if the Original Issue Date of this Security is after a Regular Record Date and before the corresponding Interest Payment Date, interest so payable for the period from and including the Original Issue Date to but excluding such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Holder hereof on the related Regular Record Date, and
          (b) interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the corporate trust office of The Chase Manhattan Bank in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest, if any, on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that (a) if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee or other Paying Agent and such Person and (b) if such Person is a Holder of $10,000,000 or more in aggregate principal amount of Securities of this series such payment may be in immediately available funds by wire transfer to such account as may have been designated in writing by the Person entitled thereto as set forth herein in time for the Paying Agent to make such payments in accordance with its normal procedures. Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York not less than fifteen calendar days prior to the applicable payment date and, unless revoked by written notice to the Trustee received on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date, shall remain in effect with respect to any further interest payments (other than interest payments at Maturity) with respect to this Security payable to such Holder. Payment of the principal of and premium, if any, and interest, if any, on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

               This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under an Indenture, dated as of November 1, 1997 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), among the Company, PP&L Resources, Inc., as Guarantor (herein called the Guarantor," which term includes any successor under the Indenture) and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Guarantor, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

               The interest rate applicable to this Security will be determined as follows:

                    If this Security is designated as a "Regular Floating
               Rate Note," then except as described below, this Security will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified above
               (a) plus or minus the applicable Spread, if any, specified above and/or (b) multiplied by the applicable Spread Multiplier, if any, specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on such Regular Floating Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date specified above to the Initial Interest Reset Date will be the Initial Interest Rate.

                    If this Security is designated as a "Floating
               Rate/Fixed Rate Note," then, except as described below, this Security will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, specified above and/or (b) multiplied by the applicable Spread Multiplier, if any, specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on such Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date specified above to the Initial Interest Reset Date will be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date to Maturity shall be the Fixed Interest Rate, if any, specified above or, if no such Fixed Interest Rate is specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date.

                    If this Security is designated as an "Inverse Floating
               Rate Note," then, except as described below, this Security will bear interest at the Fixed Interest Rate specified above minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, specified above and/or (b) multiplied by the applicable Spread Multiplier, if any, specified above; provided, however, that, the interest rate thereon will not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date specified above to the Initial Interest Reset Date shall be the Initial Interest Rate.

               Commencing with the Initial Interest Reset Date specified above and thereafter upon each succeeding Interest Reset Date specified above, the rate at which interest on this Security is payable shall be reset daily, weekly, monthly, quarterly, semi-annually or annually as specified above as the "Interest Reset Period." Unless otherwise specified above, the Interest Reset Dates shall be: if the interest rate on this Security resets daily, each Business Day; if the interest rate on this Security (unless the Interest Rate Basis is the Treasury Rate) resets weekly, Wednesday of each week; if the Interest Rate Basis specified above is the Treasury Rate and resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if the interest rate on this Security resets monthly, the third Wednesday of each month; if the interest rate on this Security resets quarterly, the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semi-annually, the third Wednesday of the two months of each year specified above; and if the interest rate on this Security rests annually, the third Wednesday of the month of each year specified above; provided, however, that, if this
                                        --------  -------
          Security is a Floating Rate/Fixed Rate Note, the rate of interest hereon will not reset after the applicable Fixed Rate Commencement Date. If an Interest Reset Date for this Security would otherwise be a day that is not a Business Day (as hereinafter defined), such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Interest Rate Basis specified above is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

               The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date will be the rate determined by the Calculation Agent (as defined below) as of the applicable Interest Determination Date and calculated on or prior to the Calculation Date (as hereinafter defined), except with respect to LIBOR, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; and the "Interest Determination Date" with respect to LIBOR will be the second London Business Day immediately preceding the applicable Interest Reset Date. With respect to the Treasury Rate, the "Interest Determination Date" will be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as hereinafter defined) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" will be such preceding Friday; provided, further, that if the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day. If the interest rate on this Security is determined by reference to two or more Interest Rate Bases, the "Interest Determination Date" will be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date for this Security on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined as of such date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

               Anything herein to the contrary notwithstanding, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by applicable law.

               Except as otherwise provided herein, interest will be payable, if the interest rate on this Security resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified above; if the interest rate on this Security resets quarterly, on the third Wednesday of March, June, September and December of each year; if the interest rate on this Security resets semi-annually, on the third Wednesday of the two months of each year specified above; and if the interest rate on this Security resets annually, on the third Wednesday of the month of each year specified above (each such day being an "Interest Payment Date"), and, in each case, on Maturity.

               If any Interest Payment Date, other than the Maturity, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity of this Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest may be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity to the date of such payment on the next succeeding Business Day.

               Interest payments on this Security shall be in the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or made available for payment (or from and including the Original Issue Date if no interest has been paid or made available for payment) to but excluding the applicable Interest Payment Date or the Maturity, as the case may be.

               Accrued interest on this Security shall be calculated by multiplying the principal amount of this Security by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate, as specified above, or by the actual number of days in the year if the Interest Rate Basis is the CMT Rate or the Treasury Rate, as indicated above. If the interest rate applicable to this Security is calculated with reference to two or more Interest Rate Bases, the interest factor for this Security will be calculated in the manner specified above.

               All percentages resulting from any calculation of the rate of interest hereon shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation hereon will be rounded to the nearest cent (with one-half cent being rounded upwards).

               The Company has appointed the Calculation Agent specified above to calculate the interest rates on this Security. Upon the request of the Holder of this Security, the Calculation Agent will disclose the interest rate then in effect, and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to this Security. Unless otherwise specified herein, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity, as the case may be.

               Subject to applicable provisions of law and except as specified herein, the Calculation Agent shall determine the rate of interest in accordance with the provisions under the applicable heading below. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

          DETERMINATION OF CMT RATE

               If the Interest Rate Basis specified above is the CMT Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the CMT Rate, determined as set forth below, and the Spread or Spread
          Multiplier, if any, specified above.

               The CMT Rate for each Interest Reset Period shall be determined by the Calculation Agent with respect to any Interest Determination Date (a "CMT Rate Interest Determination Date") and shall be the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified above, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotations will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date, or if no such CMT Rate is then in effect, the interest rate on this Security will be the Initial Interest Rate. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

               "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052 for the most recent week.

               "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated or, if no such maturity is specified above, 2 years.

          DETERMINATION OF COMMERCIAL PAPER RATE

               If the Interest Rate Basis specified above is the Commercial Paper Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Commercial Paper Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, specified above.

               The Commercial Paper Rate for each Interest Reset Period shall be determined by the Calculation Agent with respect to any Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") and shall be the Money Market Yield (as defined herein) on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519) (as hereinafter defined) under the heading "Commercial Paper-Nonfinancial," or if such rate is not so published prior to 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield as of such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified above as published in Composite Quotations (as hereinafter defined) under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively) or (b) if neither of such rates is published by 11:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified above placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers selected as aforesaid are not quoting rates as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date, or if no such Commercial Paper Rate is then in effect, the interest rate on this Security shall be the Initial Interest Rate.

               "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                    Money Market Yield =    D x 360     x 100
                                         ------------
                                         360 - (D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Reset Period specified above.

          DETERMINATION OF FEDERAL FUNDS RATE

               If the Interest Rate Basis specified above is the Federal Funds Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Federal Funds Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, specified above.

               The Federal Funds Rate for each Interest Reset Period shall be determined by the Calculation Agent with respect to any Interest Determination Date (a "Federal Funds Rate Interest Determination Date") and shall be the rate on such Federal Funds Interest Determination Date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting rates as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date, or if no Federal Funds Rate is then in effect, the interest rate on this Security will be the Initial Interest Rate.

          DETERMINATION OF LIBOR

               If the Interest Rate Basis specified above is LIBOR, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to LIBOR and the Spread Multiplier, if any, specified above. "LIBOR" for each Interest Reset Period shall be determined with respect to any Interest Determination Date (a "LIBOR Interest Determination Date") by the Calculation Agent for such LIBOR Note as follows:

                    (i) LIBOR will be either: (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in United States dollars having the Index Maturity specified above, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or
               (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the rate for deposits in United States dollars having the Index Maturity specified above, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

                    (ii) With respect to a LIBOR Interest Determination
               Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of the Index Maturity specified above, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in United States dollars to leading European banks, for the period of the Index Maturity specified above and in a principal amount that is representative for a single transaction in United States dollars in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date, or if no such LIBOR rate is then in effect, the interest rate on this Security shall be the Initial Interest Rate.

               "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for United States dollars.

          DETERMINATION OF PRIME RATE

               If the Interest Rate Basis specified above is the Prime Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Prime Rate, determined as set forth below, and the Spread or Spread Multiplier, if any, specified above.

               The Prime Rate for each Interest Reset Period shall be determined by the Calculation Agent with respect to any Interest Determination Date (a "Prime Rate Interest Determination Date") and shall be the Prime Rate on such Prime Rate Interest Determination Date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as hereinafter defined) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four such quotations are so provided, then the Prime Rate shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date, or if no such Prime Rate is then in effect, the interest rate on this Security shall be the Initial Interest Rate.

               "Reuters Screen USPRIME1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "USPRIME1" page (or such other page as may replace the USPRIME1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

          DETERMINATION OF TREASURY RATE

               If the Interest Rate Basis specified above is the Treasury Rate, this Security shall bear interest for each Interest Reset Period at an interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified above.

               The "Treasury Rate" for each Interest Reset Period shall be determined by the Calculation Agent with respect to any Interest Determination Date (a "Treasury Rate Interest Determination Date") and shall be the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury Bills having the Index Maturity specified above are not reported as provided by 3:00 P.M., New York City time, on the related Calculation Date, or if no such Auction is held, then the "Treasury Rate" will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers so
                           --------  -------
          selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date, or if no such Treasury Rate is then in effect, the interest rate on this Security will be the Initial Interest Rate.

               If, as specified above, this Security is redeemable, this Security is subject to redemption at any time on or after the Initial Redemption Date specified above, in whole or in part in increments of $1,000, at the election of the Company, at the applicable redemption price (as described below) plus accrued interest to the date fixed for redemption. Such redemption price shall be the Initial Redemption Price specified above for the twelve-month period commencing on the Initial Redemption Date and shall decline for the twelve-month period commencing on each anniversary of the Initial Redemption Date by a percentage of principal amount equal to the Annual Redemption Percentage Reduction specified above until such redemption price is 100% of the principal amount of this Security to be redeemed.

               [Insert provisions, if any, for redemption pursuant to a sinking fund or other mandatory redemption provisions.]

               Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

               In the event of redemption of this Security in part only, a new Security or Securities of this series, of like tenor, representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

               If this Security is specified on the face hereof to be repayable at the Option of the Holder, this Security will be so repaid in whole or in part in increments of $1,000, provided that the remaining principal amount of any Security surrendered for partial repayment shall be at least $1,000, on any Option Repayment Date (as stated on the face hereof), at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Security to be repaid, the Company must receive at the applicable address of the Trustee set forth below, or at such other place or places of which the Company shall from time to time notify the Holder of this Security, on or before the thirtieth, but not earlier than the sixtieth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Security, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of this Security, (b) the principal amount of this Security and the amount of this Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Trustee on behalf of the Company will receive this Security, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Security and form duly completed are received by the Trustee on behalf of the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is The Chase Manhattan Bank, Attention:
          Corporate Trustee Administration Department, 450 West 33rd Street, New York, New York 10001 (or, at such other places as the Company shall notify the Holders of the Securities). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment will be determined by the Company, whose determination will be final and binding.

               If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, in the coin or currency, and in the manner, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest, if any, on this Security when due.

               The Indenture contains terms, provisions and conditions relating to the consolidation or merger of the Company or the Guarantor with or into, and the conveyance or other transfer, or lease, of assets to, another Person, to the assumption by such other Person, in certain circumstances, of all of the obligations of the Company or the Guarantor under the Indenture and on the Securities (or the Guarantees endorsed thereon) and to the release and discharge of the Company or the Guarantor, as the case may be, in certain circumstances, from such obligations.

               As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of The Chase Manhattan Bank in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Chase Manhattan Bank in New York, New York or such other office or agency as may be designated by the Company from time to time.

               The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes (subject to Sections 305 and 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

               As used herein,

               (1) "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions or trust companies are generally authorized or required by law, regulation or executive order to close in The City of New York or other city in which is located any Paying Agent for the Securities of this series; provided that if an Interest Rate Basis specified above is LIBOR, such day is also a London Business Day. "London Business Day" means a day on which dealings in deposits in Dollars are transacted in the London interbank market;

               (2) "H.15(519)" means the publication entitled "Statistical Release H.15(519)," Selected Interest Rates, or any successor publication, published by the Board of Governors of the Federal Reserve System; and

               (3) "Composite Quotations" means the daily statistical release entitled "Composite 3:30 P.M. Quotations for U.S. Government Securities," or any successor publication, published by the Federal Reserve Bank of New York.

          All other terms used in this Security without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, any Guarantees or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future of the Company or the Guarantor or of any predecessor or successor of either of them (either directly or through the Company or the Guarantor, as the case may be, or a predecessor or successor of either of them), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Security and the Guarantee endorsed hereon are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Security and such Guarantee.

               Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                        PP&L CAPITAL FUNDING, INC.

          [SEAL]                        By:
                                           --------------------------------
                                                       [Title]


          Attested:

          By:
             ----------------------------
          [Title]



                                      GUARANTEE

                    PP&L Resources, Inc., a corporation organized under the
               laws of the Commonwealth of Pennsylvania (the "Guarantor", which term includes any successor under the Indenture (the "Indenture"), referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture. In case of the failure of PP&L Capital Funding, Inc., a corporation organized under the laws of the State of Delaware (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                    The Guarantor hereby agrees that its obligations
               hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

                    The Guarantor hereby waives the benefits of diligence,
               presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Guarantee. This Guarantee shall constitute a guaranty of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                    The obligations of the Guarantor hereunder with respect
               to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

                    The Guarantor shall be subrogated to all rights of the
               Holder of such Security upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on all Securities issued under the Indenture shall have been paid in full.

                    This Guarantee shall remain in full force and effect
               and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

                    This Guarantee shall not be valid or obligatory for any
               purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

                    All terms used in this Guarantee which are defined in
               such Indenture shall have the meanings assigned to them in such Indenture.

                    This Guarantee shall be deemed to be a contract made
               under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                    IN WITNESS WHEREOF, the Guarantor has caused this
               Guarantee to be executed as of the date first written above.

                                        PP&L RESOURCES, INC.


                                        By:
                                           --------------------------------


                            CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


          Dated:                        THE CHASE MANHATTAN BANK
                -------------------      AS TRUSTEE


                                          By:
                                             ------------------------------
                                                    Authorized Officer



               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE TO BE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY AMOUNT PAYABLE THEREUNDER IS MADE PAYABLE TO CEDE & CO. OR SUCH OTHER NAME), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATED SECURITIES REGISTERED IN THE NAMES OF THE VARIOUS BENEFICIAL HOLDERS HEREOF AS THEN CERTIFIED TO THE COMPANY AND THE TRUSTEE BY THE DEPOSITARY OR A SUCCESSOR DEPOSITARY, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO ITS NOMINEE OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THIS SECURITY MAY BE EXCHANGED FOR CERTIFICATED SECURITIES REGISTERED IN THE NAMES OF THE VARIOUS BENEFICIAL OWNERS HEREOF ONLY IF
          (a) THE DEPOSITARY (i) HAS NOTIFIED THE COMPANY THAT IT IS UNWILLING OR UNABLE TO CONTINUE AS DEPOSITARY OR (ii) HAS CEASED TO BE A CLEARING AGENCY REGISTERED UNDER THE EXCHANGE ACT, AND, IN EITHER CASE, A SUCCESSOR DEPOSITARY IS NOT APPOINTED BY THE COMPANY WITHIN 90 DAYS, OR (b) THE COMPANY ELECTS TO ISSUE CERTIFICATED SECURITIES TO BENEFICIAL OWNERS (AS CERTIFIED TO THE COMPANY AND THE TRUSTEE BY THE DEPOSITARY OR A SUCCESSOR DEPOSITARY) OF ALL SECURITIES OF THE SERIES DESIGNATED ABOVE.


                               -----------------------

                              OPTION TO ELECT REPAYMENT
                   [TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                      AT THE OPTION OF THE HOLDER AND THE HOLDER
                           ELECTS TO EXERCISE SUCH RIGHTS]


          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

          -----------------------------------------------------------------

          -----------------------------------------------------------------
              (Please print or type name and address of the undersigned)

          For this Security to be repaid the Company must receive at the Corporate Trust Office of the Trustee in the City of New York or at such other place or places of which the Company shall from time to time notify the Holder of the within Security, on or before the thirtieth, but not earlier than the sixtieth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Security, with this "Option to Elect Repayment" form duly completed, or
          (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the Holder of the Security, (b) the principal amount of the Security and the amount of the Security to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Security to be repaid with this form duly completed will be received by the Trustee on behalf of the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Security and form duly completed are received by the Trustee on behalf of the Company by such fifth Business Day). Exercise of the repayment option by the Holder shall be irrevocable.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the Holder elects to have
          repaid:                                                         ;
                   -------------------------------------------------------
          and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any specification, one such Security will be issued for the portion not being repaid):


                                                   Date:
          -------------------------------------          ------------------
          Notice: The signature to this Option
          to Elect Repayment must correspond
          with the name as written upon the
          face of the Security in every partic-
          ular without alteration or enlargement
          or any other change whatsoever.

               FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto



          -----------------------------------------------------------------
              [please insert social security or other identifying number of assignee]



          -----------------------------------------------------------------
               [please print or typewrite name and address of assignee]



          -----------------------------------------------------------------

          the within Security of PP&L CAPITAL FUNDING, INC. and does hereby
          irrevocably constitute and appoint                              ,
                                           -----------------------------
          Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

          Dated:
                ----------------


                    ----------------------------------------------

          Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.